Exhibit 10.2

PROMISSORY NOTE

Maximum Principal Amount: US$20,000,000.00	New York, New York
October 31, 2012

FOR VALUE RECEIVED, the undersigned, DAYBREAK OIL AND GAS, INC., a Washington corporation with its chief executive offices located at 601 W. Main Ave., Suite 1017, Spokane, Washington (the “Borrower”), hereby unconditionally promises to pay to the order of MAXIMILIAN INVESTORS LLC, a Delaware limited liability company with an address of 152 West 57th Street, 54th Floor, New York, New York 10019 (together with any successors or assigns, herein the “Lender”), to such account of the Lender as Lender may designate, the maximum principal amount of TWENTY MILLION AND NO/100 UNITED STATES DOLLARS (US$20,000,000.00) or so much thereof as may be outstanding from time to time, together with all accrued and unpaid interest thereon, such amount to be repaid in accordance with the terms and provisions of that certain Loan and Security Agreement, dated of even date herewith, by and between Borrower and Lender (herein the “Loan Agreement”).  This Promissory Note (as amended, restated, modified and/or supplemented from time to time, this “Note”) is issued pursuant to the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement and the other Loan Documents (as such term is defined in the Loan Agreement).

The Borrower hereby agrees, for the benefit of the Lender, as follows:

1.

In the event of any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.  All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Loan Agreement to be kept, observed, and/or performed by the undersigned are made a part of this Note and are incorporated into this Note by this reference to the same extent and with the same force and effect as if they were fully set forth in this Note.  Capitalized terms used but not defined herein shall have the meanings set forth for such term in the Loan Agreement.

2.

If any amount of any required principal and/or interest payment required hereunder or under the Loan Agreement is not paid in full when due, Borrower shall, to the extent permitted by law, pay Lender a late fee of five percent (5%) of the required payment.  Any such late fee assessed shall be immediately due and payable.

3.

Interest on the principal amount of the Loan shall accrue in accordance with the terms of the Loan Agreement.  Interest on the principal amount of the Loan shall be calculated on the basis of the actual number of days elapsed in a given calendar month and an assumed 360-day year.  The Borrower promises to pay interest at the times and upon the terms and conditions set forth in the Loan Agreement.  The principal amount outstanding under this Note together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Borrower to the Lender under this Note, the Loan Agreement and/or any other Loan Document shall be due and payable on the earlier of (i) the applicable due date therefor set forth in the Loan Agreement and (ii) the acceleration of the obligations and liabilities owing by the Borrower to the Lender under the Loan Documents in accordance with the terms hereof and thereof.

4.

If this Note or any payment hereunder becomes due on a day which is not a Business Day (as defined below), the due date of this Note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.

5.

All payments shall be made by Borrower to Lender at 152 West 57th Street, 54th Floor, New York, New York 10019 or such other place as Lender may from time to time specify in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments.

6.

Upon the occurrence of an Event of Default, interest on the principal amount of the Loan shall be calculated at the lesser of (a) thirty-four percent (34%) per annum, and (b) the maximum interest rate which Borrower may by law pay (the “Default Rate”).  The Default Rate shall be computed from the occurrence of the default giving rise to such Event of Default (without regard to any notice or grace period) until the earlier of the date upon which the Event of Default is cured to the Lender’s sole satisfaction or the date upon which all obligations and liabilities under the Loan Documents are paid in full in cash.

7.

Upon the occurrence of an Event of Default, the Lender shall be entitled to pursue any and all remedies set forth in the Loan Agreement (including acceleration of all obligations and liabilities owing by the Borrower to the Lender under this Note, the Loan Agreement and/or any other Loan Document).  It is further agreed that if this Note is placed in the hands of an attorney for collection, or if collected through suit, or probate or bankruptcy court, or in case of the occurrence of any other Event of Default under this Note, the Borrower shall pay the Lender’s costs of collection, including reasonable attorneys’ fees.

8.

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, except by an agreement in writing signed by the Lender and Borrower.

9.

Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words “Lender” and “Borrower” shall include their respective permitted successors, assigns, heirs, executors and administrators.

10.

Notwithstanding the above, from time to time, without affecting the obligation of Borrower or the successors or assigns of Borrower to pay the outstanding principal balance of this Note and observe the covenants of Borrower contained herein, in the Loan Agreement or in any other Loan Document without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of Borrower, the successors or assigns of Borrower or guarantors, and without liability on the part of any Lender, the Lender may, at the option of the Lender, decrease the maximum amount of the Note, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with Borrower to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

11.

Borrower and all others who may become liable for all or any part of this indebtedness hereunder or under the other Loan Documents do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration.  No release of any security for the indebtedness hereunder or any person liable for payment of the indebtedness hereunder, no extension of time for payment of this note or any installment hereof, and no alteration, amendment or waiver of any provision of any Loan Document made by agreement between Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower under the Loan Documents for the payment of all or any part of the indebtedness hereunder.

12.

Borrower represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note and the other Loan Documents and that this Note and the other Loan Documents constitute valid and binding obligations of Borrower.

13.

All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement and directed to the parties at their respective addresses as provided therein.

14.

This Note was negotiated in the State of New York, the Loan was made by Lender and accepted by Borrower in the State of New York.

15.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED, ENFORCED, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE OR GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTS OF LAW PRINCIPLES THEREOF.

16.

THE BORROWER AND THE LENDER CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE CITY, COUNTY, AND STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES INVOLVING BORROWER OR LENDER PERTAINING TO THIS NOTE, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENT, PROVIDED, THAT BORROWER AND LENDER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE STATE OF NEW YORK.  BORROWER ASSENTS AND SUBMITS TO PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING BORROWER OR LENDER PERTAINING TO THIS NOTE, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENT.  BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT, AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

17.

TO THE FULLEST EXTENT ALLOWED BY LAWS OF THE STATE OF NEW YORK, THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

18.

The remedies under this Note shall be cumulative to, and not exclusive of, any rights or remedies otherwise available.  Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder and no waiver by Lender of its rights or remedies hereunder shall be valid against Lender unless in writing, signed by Lender, and then only to the extent therein set forth.  The waiver by Lender of any right or remedy hereunder upon any one occasion shall not be construed as a bar to any right or remedy which it would otherwise have had on any future occasion.

19.

The liability of the undersigned shall be absolute and unconditional and without regard to the liability of any other party hereto.

20.

Borrower and Lender intend at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this Paragraph 20 shall control every other agreement in the Loan Documents.  If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Loan, or if Lender’s exercise of the option to accelerate the maturity of the Loan or any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower’s and Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited against the unpaid principal balance of the Loan (or, if the Loan has been or would thereby be paid in full, refunded to Borrower), and the provisions of the Loan Documents immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder.  All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

21.

Lender shall have the right to assign, in whole or in part, its interest in this Note, and any other Loan Document and all of its rights hereunder and thereunder, and all of the provisions herein and therein shall continue to apply to the Loan.  Lender shall provide prompt notice to Borrower of any assignment, in whole or in part, of this Note, or participation of the Loan with other parties, provided that the failure to provide such notice shall not invalidate or otherwise effect the validity of any such assignment or participation.  The term “Holder” as used herein shall mean Lender and shall also include any transferee of this Note whose name has been recorded by the Borrower in the Note Register (as defined below).  Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act of 1933, as amended, (the “Securities Act”), and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.  The Borrower shall maintain a register (the “Note Register”) in its principal offices for the purpose of registering this Note and any transfer or partial transfer thereof, which register shall reflect and identify, at all times, the ownership of record of any interest in this Note.  Upon the issuance of this Note, the Borrower shall record the name and address of the Lender in the Note Register as the first Holder.  Upon surrender for registration of transfer or exchange of this Note at the principal offices of the Borrower, the Borrower shall, at its expense, execute and deliver one or more new notes of like tenor and of a like aggregate principal amount, registered in the name of the Holder or a transferee or transferees.  Every note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by written instrument of transfer duly executed by the Holder of such note or such holder’s attorney duly authorized in writing.  It shall be a condition precedent to any transfer or partial transfer of the record ownership of an interest in this Note that the Borrower register such transfer or partial transfer in the Note Register and otherwise comply in all respects with the provisions of this Paragraph 21, and the Borrower’s failure to do so shall render any such transfer or partial transfer void ab initio.

22.

All understandings, representations and agreements heretofore had with respect to this Note are merged into this Note and the other Loan Documents, which alone fully and completely expresses the agreement of Borrower and Lender.  None of Lender or any other party has made any representation, warranty, or statement to Borrower in order to induce Borrower to execute this Note, and any and all claims for fraud in the inducement are expressly waived.

23.

Borrower hereby waives the right to assert a claim or counterclaim against Lender for injunctive relief arising out of or relating to this Note, including, without limitation, any claim or counterclaim against Lender relating to the exercise of its rights and remedies arising out of or relating to this Note.  Borrower hereby acknowledges that any claim or counterclaim against Lender arising out of or relating to this Note can be adequately remedied by an action at law for money damages.

24.

In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

25.

The Borrower acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

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IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the day first above written.

DAYBREAK OIL AND GAS, INC., a Washington corporation

By:	/s/ JAMES F. WESTMORELAND
Name: James F. Westmoreland
Title: President and Chief Executive Officer

Signature Page